                                                                   EXHIBIT 10.14

                              MAC-GRAY CORPORATION
                             MAC-GRAY SERVICES, INC.
                              INTIRION CORPORATION
                                 22 Water Street
                               Cambridge, MA 02141

                                           Dated as of: December 2, 2002

Fleet National Bank,
 Individually and as Administrative Agent
100 Federal Street
Boston, MA 02110

KeyBank National Association,
 Individually and as Documentation Agent
One Canal Plaza, 4th Floor
Portland, ME 04101-4035

Citizens Bank of Massachusetts
28 State Street
Boston, MA 02109

Banknorth, N.A.
(f/k/a First Massachusetts Bank, N.A.)
7 New England Executive Park
Suite 700
Burlington, MA 01803

         Re: THIRD AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT

Ladies and Gentlemen:

     We refer to the Revolving Credit and Term Loan Agreement, dated as of June 29, 2000 (as amended, the "Agreement"), among Mac-Gray Corporation, Mac-Gray Services, Inc., Intirion Corporation (collectively, the "Borrowers"), the banking institutions referred to therein as Banks (the "Banks"), Fleet National Bank as Administrative Agent (the "Agent"), and KeyBank National Association as Documentation Agent. Upon the terms and subject to the conditions contained in the Agreement, you agreed to make Revolving Credit Loans and a Term Loan to the Borrowers.

     Terms used in this letter of agreement (the "Third Amendment") which are not defined herein, but which are defined in the Agreement, shall have the same respective meanings herein as therein.

     We have requested you to make certain amendments to the Agreement. You have advised us that you are prepared and would be pleased to make the amendments so requested by us on the condition that we join with you in this Third Amendment.

Accordingly, in consideration of these premises, the promises, mutual covenants and agreements contained in this Third Amendment, and fully intending to be legally bound by this Third Amendment, we hereby agree with you as follows:

                                    ARTICLE I

                             AMENDMENTS TO AGREEMENT

     Effective as of December 2, 2002 (the "Third Amendment Date"), the Agreement is amended in each of the following respects:

     (a) The terms "Loan Documents" and "Security Documents" shall, wherever used in any of the Loan Documents or Security Documents, be deemed to also mean and include this Third Amendment.

     (b) Section 6.11 of the Agreement is amended: (i) by deleting the work "and" at the end of clause (i); and (ii) by inserting the following at the end of clause (ii):

     ",and (iii) the Borrower may consummate the repurchase of the capital stock of the Borrower in an aggregate cash amount not to exceed $3,000,000 in the aggregate during the term of this Agreement, PROVIDED that at the time any such payment is proposed to be made and after giving effect thereto, the Special Payment Conditions have been met, and PROVIDED, FURTHER, that each such payment shall reduce, on a dollar-for-dollar basis, (x) the maximum amount of Capital Expenditures otherwise permitted under Section 6.10, and
     (y) the amount of EBITDA calculated for purposes of determining the Operating Cash Flow Ratio."

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

     The Borrowers hereby jointly and severally represent and warrant to you as follows:

     (a) REPRESENTATIONS IN AGREEMENT. Each of the representations and warranties made by the Borrowers to you in the Agreement was true, correct and complete when made, and is true, correct and complete in all material respects on and as of the date hereof with the same full force and effect as if each of such representations and warranties had been made by the Borrowers on the date hereof and in this Third Amendment.

     (b) NO DEFAULTS OR EVENTS OF DEFAULT. No Default or Event of Default exists on the date of this Third Amendment (after giving effect to all of the arrangements and transactions contemplated by this Third Amendment).

     (c) BINDING EFFECT OF DOCUMENTS. This Third Amendment has been duly executed and delivered to you by the Borrowers and is in full force and effect as of the date hereof, and the agreements and obligations of the Borrowers contained herein constitute the joint and several, and legal, valid and binding obligations of the Borrowers enforceable against the Borrowers in accordance with their respective terms.

                                   ARTICLE III

                        PROVISIONS OF GENERAL APPLICATION

     (a) NO OTHER CHANGES. Except to the extent specifically amended and supplemented hereby, all of the terms, conditions and the provisions of the Agreement, the Notes and each of the Security Documents shall remain unmodified, and the Agreement, the Notes and each of the Security Documents, as amended and supplemented by this Third Amendment, are confirmed as being in full force and effect.

     (b) GOVERNING LAW. This Third Amendment is intended to take effect as a sealed instrument and shall be deemed to be a contract under the laws of the Commonwealth of Massachusetts. This Third Amendment and the rights and obligations of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the Commonwealth of Massachusetts.

     (c) BINDING EFFECT; ASSIGNMENT. This Third Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors in title and assigns.

     (d) COUNTERPARTS. This Third Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which together shall constitute one instrument. In making proof of this Third Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

     (e) CONFLICT WITH OTHER AGREEMENTS. If any of the terms of this Third Amendment shall conflict in any respect with any of the terms of any of the Agreement or any other Loan Document, the terms of this Third Amendment shall be controlling.

     (f) CONDITIONS PRECEDENT. This Third Amendment shall become and be effective of the Third Amendment Date, but only if the form of acceptance at the end of this Third Amendment shall be signed by the Agent and the Banks.

     If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Third Amendment and return such counterpart to the undersigned, whereupon this Third Amendment, as so accepted by you, shall become a binding agreement among you and the undersigned.

                                        Very truly yours,

                                        THE BORROWERS:


                                        MAC-GRAY CORPORATION


                                        By: /s/ [ILLEGIBLE]
                                           ------------------------------------
                                           Title:CFO


                                        MAC-GRAY SERVICES, INC.


                                        By: /s/ [ILLEGIBLE]
                                           ------------------------------------
                                           Title: CFO


                                        INTIRION CORPORATION


                                        By: /s/ [ILLEGIBLE]
                                           ------------------------------------
                                           Title: CFO

                       (Signatures continued on next page)